Summary Prospectus May 1, 2021, as revised July 1, 2021

Natixis Vaughan Nelson Select ETF
NYSE Arca: VNSE

THIS ETF IS DIFFERENT FROM TRADITIONAL ETFs

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

• You may have to pay more money to trade this ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.

• This ETF will publish on their websites each day a Proxy Portfolio (“Proxy Portfolio”) designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of these ETF’s holdings, it is not the ETF’s Actual Portfolio (“Actual Portfolio”).

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of this ETF, see the later discussion on the Proxy Portfolio and the “Proxy Portfolio Structure Risk,” “Authorized Participant Concentration Risk,” “Predatory Trading Practices Risk,” “Premium/Discount Risk,” and “Trading Issues Risk” below.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at im.natixis.com/us/etfs/natixis-vaughan-nelson-select-etf/VNSE. You can also get this information at no cost by calling 800-458-7452 or by sending an e-mail request to etf@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2021, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	ETF
Management fees[1]	0.70%
Distribution and/or service (12b-1) fees	0.00%
Other expenses[2]	1.24%
Total annual fund operating expenses	1.94%
Fee waiver and/or expense reimbursement[3]	1.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%
1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2021, as if such reduction had been in effect during the fiscal year ended December 31, 2020. The information has been restated to better reflect anticipated expenses of the Fund.
2	Other expenses are estimated for the current fiscal year.
3	Natixis Advisors, L.P. (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating

Fund Summary

expenses to 0.80% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2024 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) the Fund’s current applicable expense limitation ratio. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):

If shares are redeemed:	1 year	3 years
ETF	$82	$276

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on September 16, 2020 through December 31, 2020, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in equity securities, including exchange-traded common stocks, exchange-traded preferred stocks and exchange-traded real estate investment trusts (“REITs”). The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Typically, the Fund’s portfolio will generally hold 20 to 40 securities. The Fund may invest in companies with any market capitalization, although, it will typically focus its investments in mid- to large- capitalization companies. A company will be considered to be a mid- to large-capitalization company if its capitalization is $5 billion or higher.

Vaughan Nelson invests in companies of all market capitalizations with a focus on those companies meeting Vaughan Nelson’s return expectations.

Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive return on capital with stable-to-improving returns.

•	Companies valued at discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

•	Vaughan Nelson employs a value-driven investment philosophy that selects securities selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•	Vaughan Nelson starts with the entire U.S. exchange-traded equity investment universe. Vaughan Nelson then narrows the investment universe by using fundamental analysis to construct a portfolio of generally 20 to 40 securities.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

•	Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

Non-Transparent ETF with Proxy Portfolio Structure. The Fund is a type of exchange traded fund (“ETF”). Unlike traditional ETFs, however, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the “Proxy Portfolio”—and certain related information about the relative performance of the Proxy Portfolio and the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Proxy Portfolio Disclosures”), which are intended to help keep the market price of the Fund’s shares trading at or close to the underlying net asset value (“NAV”) per share of the Fund. While the Proxy Portfolio includes some of the Fund’s holdings, it is not the Fund’s Actual Portfolio, and the Fund will not disclose the daily holdings of the Actual Portfolio. Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy

Fund Summary

Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s exemptive relief limits the types of securities in which the Fund can invest, which may constrain the Fund’s ability to implement its investment strategies. The Fund is actively-managed and does not intend to track an index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Proxy Portfolio Structure Risk: Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund does not disclose the daily holdings of the Actual Portfolio. Instead, the Fund discloses a Proxy Portfolio that is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day. Although the Proxy Portfolio and Proxy Portfolio Disclosures are intended to provide Authorized Participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Fund. See “Premium/Discount Risk.” Similarly, shares of the Fund may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. See “Trading Issues Risk.” Also, the Fund will incur expenses to license the Proxy Portfolio mechanism, which may impact shareholder returns. Additionally, the proxy mechanism itself may result in additional trading costs, which also may negatively impact shareholder returns. In addition, although the Proxy Portfolio is designed to protect the Fund from predatory practices such as front-running and free-riding, market participants may nevertheless be able to use the Proxy Portfolio and Proxy Portfolio Disclosures to engage in trading practices that disadvantage the Fund. See “Predatory Trading Practices Risk.” The Fund will monitor on an ongoing basis the premium/discount between the market price and the NAV of the Fund’s shares, but there can be no assurance that the Proxy Portfolio methodology will operate as intended. The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio methodology as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the Fund’s Factor Model analysis in creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. In the event that the Proxy Portfolio methodology does not result in effective arbitrage opportunities in the Fund shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Fund’s Board of Trustees will consider possible remedial measures, which may include liquidation or conversion to a fully-transparent, active ETF or a mutual fund.

•	Premium/Discount Risk: Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund’s shares will fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and the relative supply and demand for the Fund’s shares on the exchange. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund shares will vary significantly from the Fund’s NAV. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Proxy Portfolio does not provide the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. This could cause the Fund’s shares to have wider bid/ask spreads and larger premiums/discounts than fully transparent ETFs using the same investment strategies. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

•	Authorized Participant Concentration Risk: Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Fund’s novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.

•	Predatory Trading Practices Risk: Although the Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Proxy Portfolio and related Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Fund’s portfolio and investment strategy, but they may not be successful in this regard.

•	Trading Issues Risk: Trading in Fund shares on the NYSE Arca may be halted in certain circumstances. If 10% or more of the Fund’s Actual Portfolio does not have readily available market quotations, the Fund will promptly request that the NYSE Arca halt trading in the Fund’s shares. Such trading halts may

Fund Summary

have a greater impact on the Fund compared to other ETFs due to its lack of transparency. If the trading of a security held in the Fund’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser promptly will disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met. Because the Fund trades on the basis of a published Proxy Portfolio, it may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade especially during periods of market disruption or volatility.

•	Tracking Error Risk: Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and exchange-traded REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Cybersecurity and Technology Risk: The Fund, its service providers, market makers, listing exchange, Authorized Participants and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

New and Smaller Sized Fund Risk: The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business, failed or inadequate processes and technology or systems failures.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Secondary Market Trading Risk:  Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fund Summary

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-458-7452.

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Subadviser

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Portfolio Managers

Scott J. Weber, CFA®, Lead Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2020.

Chris D. Wallis, CFA®, Chief Executive Officer and Lead Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2020.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares, typically 10,000 shares, called “Creation Units.” Only a few financial institutions that are Authorized Participants are authorized to purchase and redeem Creation Units directly with the Fund. Creation Units are typically issued and redeemed in exchange for cash and/or the deposit or delivery of a basket of securities specified each day by the Fund as the securities in exchange for which the Fund will issue or redeem shares. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be purchased and sold in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on the NYSE Arca, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid/ask spread”). For more information, including recent information (when available) regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, please visit the Fund’s website at im.natixis.com.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

UVNSE77-0721